Fees Summary	Oct. 10, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	137,860.11
Total Transaction Valuation	998,262,917.00
Total Offset Amount	137,860.11
Net Fee	$ 0.00